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                                                                  EXHIBIT 10.8

BUSCH PROVO LTD
5253 S. Saddleback Dr.
Salt Lake City, Utah 84117
(801) 278-2774


May 2, 1996


National Applied Computer Technologies, Inc. (N.A.C.T.)
Wasatch International Network Services, Inc.  (W.I.N.S.)

         RE: Lease Agreements dated November 1, 1993, December 13, 1993, October 20, 1994 (2 Leases)
                 -----------------------------------------------------------

Gentlemen:

         The following presents two alternatives to you for the continued occupancy of your space beyond the current termination points. The following is a proposal and does not in any way modify the terms of the written agreements between the parties unless and until accepted in writing by both parties.

         Proposal 1: Upon the expiration of the current terms of the Leases, Lessee may occupy the space on a month to month basis (with a minimum 60 days notice before vacating). The following rate of rental per month for the respected areas will be, to-wit:

                 N.A.C.T. Spaces               $ 13,885.42 per month
                 W.I.N.S. Space                $  2,112.25 per month

         Proposal 2: In lieu of Proposal 1, Lessee may determine to occupy the respective premises for additional time beyond current expiration as follows:

         A.      Six (6) Months:

                 N.A.C.T. Spaces               $ 13,607.84 per month
                 W.I.N.S. Space                $  2,112.25 per month

         B.      Nine (9) Months:

                 N.A.C.T. Spaces               $ 13,329.17 per month
                 W.I.N.S. Space                $  2,070.83 per month

         C.      Twelve (12) Months:

                 N.A.C.T. Spaces               $ 13,049.48 per month
                 W.I.N.S. Space                $  2,029.42 per month

         Either proposal, if acceptable, will be governed by the terms of the leases as presently written, except as modified by the terms of this proposal.





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National Applied Computer Technologies, Inc. (N.A.C.T.)
Wasatch International Network Services, Inc.  (W.I.N.S.)
May 2, 1996
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         This proposal is good for ten (10) calendar days from the date hereof.
A mutual acceptance shall be manifested by acknowledging acceptance of the proposal as indicated below.

                               BUSCH PROVO, LTD.

                               By  /s/ MARK B. HANSEN
                                 ------------------------------------
                                 Mark B. Hansen, General Partner


         Reviewed and accept proposal 1 this 15 day of May, 1996.

                               National Applied Computer Technologies, Inc.


                               By        /s/ Eric F. Gurr
                                 ------------------------------------
                               Its              CFO
                                 ------------------------------------

         Reviewed and accept proposal 1 this 15 day of May, 1996.

                               Wasatch International Network Services, Inc.


                               By        /s/ Eric F. Gurr
                                 ------------------------------------
                               Its           Treasurer
                                 ------------------------------------